EXHIBIT 10.57A

AMENDMENTS TO SCRIPPS FAMILY AGREEMENT

2008 AMENDMENTS TO SCRIPPS FAMILY AGREEMENT

The E. W. Scripps Company, an Ohio corporation (the “Company” or “E. W. Scripps”), and the undersigned are parties to the Scripps Family Agreement dated October 15, 1992, as amended by that certain Acknowledgement executed in counterpart by all parties to the Family Agreement in 1996 (as so amended, the “Family Agreement”).

The Company and the undersigned hereby agree to the following amendments to the Family Agreement.

1.	The first sentence of Section 9(a) of the Family Agreement shall be deemed deleted and replaced with the following:

“The Company shall call a meeting of the Future Shareholders prior to each annual or special meeting of the shareholders of the Company held after the date of termination of the Scripps Trust, by sending to each Future Shareholder written notice of such meeting of the Future Shareholders at least fifteen (15) days prior thereto stating the time, date and place of such meeting and the purpose or purposes thereof, each such meeting of the Future Shareholders (hereinafter referred to as a “Required Meeting”) to be held at least fifty (50) days prior to each such annual or special meeting of the Company’s shareholders unless the holders of a majority of the Shares consent in writing to holding such meeting of the Future Shareholders on an earlier date.”

2.	The last sentence of Section 9(a) of the Family Agreement shall be deemed deleted and replaced with the following:

“The Company may call other meetings of the Future Shareholders by sending to each Future Shareholder written notice at least seven (7) days prior thereto stating the time, date and place of such meeting and the purpose or purposes thereof.”

3.	The sentence in Section 9(b) of the Family Agreement shall be deemed deleted and replaced with the following:

“The holders of 50% or more of the Shares may call a meeting of the Future Shareholders by sending to each Future Shareholder written notice of such meeting at least seven (7) days prior thereto stating the time, date and place of such meeting and the purpose or purposes thereof.”

4.	Section 9(c) of the Family Agreement shall be amended by adding the following sentences to the end of that section:

“Meetings of the Future Shareholders may be held by means of any communications equipment (e.g., telephone, video or web conferencing equipment) that enables each Future Shareholder an opportunity to participate in the meeting and to vote on matters submitted to Future Shareholders at the meeting, including an opportunity to read or hear proceedings of the meeting and to speak or otherwise participate in the proceedings contemporaneously with those who will be present physically or present by the use of any such communications equipment. Any action that may be authorized or taken at a meeting of the Future Shareholders may be authorized or taken without a meeting with the affirmative vote or approval of, and in a writing or writings signed by, all of the Future Shareholders. A telegram, cablegram, electronic mail or electronic or other transmission capable of authentication that has been sent by a Future Shareholder and that contains an affirmative vote or approval of that person is a signed writing for purposes of the foregoing sentence. The date on which that telegram, cablegram, electronic mail, or electronic or other transmission is sent is the date on which the writing is signed.”

5.	Section 9(g) of the Family Agreement shall be deemed deleted and replaced with the following:

“(g)	Voting at Meetings of Future Shareholders. Voting at all meetings of the Future Shareholders may be by voice or show of hand unless any Future Shareholder requests a written ballot. The validity of proxies and ballots at each meeting shall be determined in conformity with the corporation laws of the State of Ohio.”

6.	The legend stipulated in Section 12(a) of the Family Agreement shall be deemed deleted and replaced by the following legend:

“The Common Voting Shares represented hereby may not be sold, transferred, distributed, pledged, mortgaged, donated, assigned, appointed or otherwise disposed of or encumbered or converted into Class A Common Shares, nor may such shares be voted, nor consents or waivers given with respect thereto, except in accordance with, and such shares and the voting thereof are subject to, the provisions of the Scripps Family Agreement, a copy of which is on file at the principal office of the Company.”

7.	The words “Form of Ownership” shall be added to the caption of Section 12 of the Family Agreement and the following shall be added as Section 12(c) of the Family Agreement:

“(c)	Form of Ownership. Each Future Shareholder shall hold his, her or its Shares of record in his, her or its name and not in the name of a broker or other nominee.”

8.	Section 17(a) of the Family Agreement shall be deemed deleted and replaced with the following:

“(a)(i)	Spin-off of Scripps Networks Interactive. The Board of Directors of the Company has approved the spin-off of Scripps Networks Interactive, Inc., an Ohio corporation and wholly owned subsidiary of the Company (“Scripps Networks Interactive”), by way of a pro rata distribution of 100% of the shares of Scripps Networks Interactive by the Company to the Company’s shareholders (the “Spin-off”). Pursuant to the distribution, each of the Company’s shareholders will receive one Class A Common Share of Scripps Networks Interactive for each Class A Common Share of the Company held of record on the record date for the Spin-off and one Common Voting Share of Scripps Networks Interactive for each Common Voting Share of the Company held of record on the record date for the Spin-off. Following the Spin-off, each shareholder of the Company will own shares in both the Company and Scripps Networks Interactive.

Following the Spin-off, the Company will continue to conduct the newspaper, television broadcasting and licensing businesses conducted heretofore by it through various subsidiaries, and Scripps Networks Interactive will conduct the networks and interactive media businesses that heretofore have been conducted by the Company through various subsidiaries. Following the Spin-off, the Family Agreement, as amended by these Amendments, will remain in effect with respect to the Common Voting Shares of the Company.

The Company and the undersigned agree that following the Spin-off all of the terms of the Family Agreement, as amended by these Amendments, including, without limitation, provisions restricting transfer and governing voting, shall apply to the Common Voting Shares of Scripps Networks Interactive that the Future Shareholders may receive on termination of the Scripps Trust and any other Common Voting Shares of Scripps Networks Interactive (or shares of Scripps Networks Interactive of comparable or unlimited voting rights) that they may own of record or beneficially at, or acquire after, such termination.

Accordingly, the Company and the undersigned agree that following the Spin-off: the term “Company” shall mean E. W. Scripps and Scripps Networks Interactive, severally; the term “Future Shareholders” shall mean Future Shareholders of E. W. Scripps and Scripps Networks Interactive, severally; the terms “Common Voting Shares,” “Trust Shares” and “Shares” shall mean Common Voting Shares of E. W. Scripps and

Common Voting Shares of Scripps Networks Interactive, severally; the term “Class A Common Shares” shall mean Class A Common Shares of E. W. Scripps and Class A Common Shares of Scripps Networks Interactive, severally; and all provisions of the Family Agreement, as amended by these Amendments, including, without limitation, provisions restricting transfer and governing voting, shall apply to the Common Voting Shares of Scripps Networks Interactive as if the undersigned and Scripps Networks Interactive had executed a separate family agreement relating to Common Voting Shares of Scripps Networks Interactive and containing the same provisions as the Family Agreement, as amended by these Amendments.

(a)(ii)	Binding Effect. The Family Agreement, as amended by these Amendments, shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executives, legal representatives, permitted assigns, and successors. Successors shall include, without limitation, any successor to E. W. Scripps or, following the Spin-off, Scripps Networks Interactive, by merger, consolidation or sale of all or substantially all assets, or any subsidiary of E. W. Scripps or, following the Spin-off, Scripps Networks Interactive that owns or operates any business thereof and is spun-off by way of a pro rata distribution of its shares to shareholders of E. W. Scripps or Scripps Networks Interactive, as the case may be, whether such subsidiary is directly or indirectly, or wholly or partly, owned by E. W. Scripps or Scripps Networks Interactive, as the case may be. The defined terms referred to in the last paragraph of Section 17(a)(i) of the Family Agreement, as amended by these Amendments, shall be deemed to refer to and mean such successor or spun-off subsidiary and the shares of such successor or spun-off subsidiary having voting rights comparable to Common Voting Shares of E. W. Scripps or, following the Spin-off, Scripps Networks Interactive, as the case may be.”

Capitalized terms used and not defined herein shall have the meanings provided in the Family Agreement.

Except as amended hereby, the Family Agreement remains in full force and effect.

These Amendments have been executed by each party to the Family Agreement in counterpart.

Executed on the date indicated below opposite each party’s signature.

THE E. W. SCRIPPS COMPANY

Dated:	By:

FUTURE SHAREHOLDER

Dated:

Scripps Networks Interactive hereby agrees that the Family Agreement, as amended by these Amendments, shall apply following the Spin-off to the Common Voting Shares of Scripps Networks Interactive as if Scripps Networks Interactive and the Future Shareholders had executed a separate family agreement relating to Common Voting Shares of Scripps Networks Interactive and containing the same provisions as the Family Agreement, as amended by these Amendments.

SCRIPPS NETWORKS INTERACTIVE, INC.

Dated:	By: